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                                   SUPPLEMENT
                               DATED JUNE 29, 2007
                                     TO THE
                    MLIG VARIABLE INSURANCE TRUST PROSPECTUS
                 AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                DATED MAY 1, 2007

ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO

Effective June 18, 2007, John Waterman, Leonard McCandless, and William Conrad will no longer participate in the management of the Portfolio as portfolio managers. All references in both the prospectus and the SAI to John Waterman, Leonard McCandless, and William Conrad should be deleted. The rest of the management team, James Jolinger, Daniel Roarty, Nancy Crouse and Robert Norton, will continue in their current roles as portfolio managers.

There will be no changes in the Portfolio's investment objective or policies as a result of, or in connection with, the portfolio manager change.

ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO

Effective June 18, 2007, Kenneth G. Fuller will no longer participate in the management of the Portfolios as a portfolio manager. All references in both the prospectus and the SAI to Mr. Fuller should be deleted. Eli M. Salzmann and Sholom Dinsky will continue in their current roles as portfolio managers for both Portfolios.

There will be no changes in either Portfolio's investment objective or policies as a result of, or in connection with, the portfolio manager change.

                                   *    *    *

Please retain this supplement with your Prospectus and SAI for future reference.